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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): APRIL 25, 2002
                                                          --------------


                     SEACOAST FINANCIAL SERVICES CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


MASSACHUSETTS                          000-25077                  04-1659040
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)


ONE COMPASS PLACE, NEW BEDFORD, MASSACHUSETTS                            02740
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (508) 984-6000
                                                   -----------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. OTHER EVENTS

     On April 25, 2002, the Company announced its financial results of operations for the quarter ended March 31, 2002. A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

 NUMBER                                TITLE

  99.1 Press Release dated April 25, 2002, by Seacoast Financial Services Corporation




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SEACOAST FINANCIAL SERVICES CORPORATION


Dated: May 2, 2002                    By: /S/ KEVIN G. CHAMPAGNE
                                          --------------------------------------
                                          Kevin G. Champagne
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX




   NUMBER                            TITLE

    99.1 Press Release dated April 25, 2002, by Seacoast Financial Services Corporation